      _________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                              __________________




                                 FORM 8-K/ A

                               AMENDMENT NO. 6

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported):  March 3, 1997


                         ACCUMED INTERNATIONAL, INC.
                         ---------------------------
            (Exact name of registrant as specified in its charter)




                  Delaware         0-20652         36-4054899
             ------------------  ------------  -------------------
               (State or other   (Commission      (IRS Employer
               jurisdiction of   File Number)  Identification No.)
               incorporation)



          900 N. Franklin Street, Suite 401, Chicago, Illinois 60610
          ----------------------------------------------------------
          (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code: (312) 642-9200


         ____________________________________________________________
        (Former name or former address, if changed since last report)



--------------------------------------------------------------------------------

ITEM 7.                 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired:

     Net Assets Sold of Difco Microbiology Systems, Inc.:

     1. Independent Auditors' Report
     2. Statement of  Net Assets Sold as of December 31, 1996 and December 31,
        1995

     3. Statement of Revenues and Expenses for the year ended December 31, 1996 and December 31, 1995

     4. Statement of changes in Equity of Net Assets sold for the year ended December 31, 1996 and December 31, 1995.

     5. Statement of Cash Flows from Net Assets sold for the year ended December 31, 1996 and December 31, 1995.

     6. Notes to financial statements


(b)  Pro Forma Financial Information:

     AccuMed International, Inc.:

     1. Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1996.
     2. Pro Forma Condensed Consolidated Statement of Operations for the 12 months ended December 31, 1996.
     3. Notes to Pro Forma Condensed Consolidated Financial Statements.


(c)  Exhibits:

     23.1 Consent of Perrin, Fordree & Company, P.C.

                          Independent Auditors' Report


To the Board of Directors
Difco Microbiology Systems, Incorporated
Detroit, Michigan



We have audited the accompanying statement of net assets sold of DIFCO MICROBIOLOGY SYSTEMS, INCORPORATED as of December 31, 1996 and 1995, and the related statements of revenue and expenses, changes in net equity of assets sold and cash flows from net assets sold for the years then ended. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of net assets sold. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements were prepared to present the net assets of DIFCO MICROBIOLOGY SYSTEMS, INCORPORATED sold to AccuMed International, Inc. pursuant to the purchase agreement described in Note 1, as well as the revenues and expenses related to those assets, and is not intended to be a complete presentation of the Company's assets, liabilities, and results of operations.


In our opinion, the accompanying statement of net assets sold presents fairly, in all material respects, the net assets of DIFCO MICROBIOLOGY SYSTEMS, INCORPORATED at December 31, 1996 and 1995, sold pursuant to the purchase agreement referred to in Note 1, as well as the related results of operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.


This report is intended solely for the information and use of the boards of directors and managements of DIFCO MICROBIOLOGY SYSTEMS, INCORPORATED and AccuMed International Incorporated, and for filing with the Securities and Exchange Commission, and should not be used for any other purpose.

PERRIN, FORDREE & COMPANY, P.C.


/s/ Perrin, Fordree & Company, P.C.

Troy, Michigan
March 18, 1997

                    DIFCO MICROBIOLOGY SYSTEMS, INCORPORATED
                          STATEMENT OF NET ASSETS SOLD






                                                           DECEMBER 31,
                                                   --------------------------
                                                      1996           1995
                                                   -----------    -----------
CURRENT ASSETS:
  Accounts receivable - trade                      $ 2,241,371    $ 1,832,072
  Inventories                                        1,384,779      2,480,129
                                                   -----------    -----------
         Total current assets                        3,626,150      4,312,201

PROPERTY AND EQUIPMENT:
  Machinery and equipment                            2,338,970      2,118,166
  Furniture and fixtures                               477,745        477,745
  Computer equipment                                   234,687        190,751
  Laboratory equipment                                 131,758        131,758
  ESP equipment (Note 5)                             5,738,458      6,803,912
                                                   -----------    -----------
                                                     8,921,618      9,722,332
  Less accumulated amortization and depreciation     5,130,981      3,299,674
                                                   -----------    -----------
                                                     3,790,637      6,422,658
  Construction in progress                              31,514              -
                                                   -----------    -----------
                                                     3,822,151      6,422,658

OTHER ASSETS:
  Patents (net of accumulated amortization
     of $30,769 and $22,909 at 1996 and
     1995 respectively)                                 29,331         26,191
  Trademarks (net of accumulated amortization
     of $4,515 and $3,570 at 1996 and
     1995 respectively)                                  4,939          5,784
                                                   -----------    -----------
                                                        34,270         31,975
                                                   -----------    -----------
 OTHER LIABILITIES:
  Warranty reserves (Note 9)                           900,000        450,000
                                                   -----------    -----------
 Net assets sold                                   $ 6,582,571    $10,316,834
                                                   ===========    ===========



   The accompanying notes are an integral part of the financial statements.

                   DIFCO MICROBIOLOGY SYSTEMS, INCORPORATED
                      STATEMENT OF REVENUE AND EXPENSES


                                                         YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------
                                                1 9 9 6                         1 9 9 5
                                        ----------------------           ----------------------
SALES:
  Net of returns and allowances         $16,478,453     104.1 %          $12,974,937     105.3 %
  Less shipping charges and
    discounts allowed                       643,719       4.1                650,803       5.3
                                        -----------     ------           -----------     ------

NET SALES                                15,834,734     100.0             12,324,134     100.0

COST OF SALES:
  Cost of products sold                   9,326,458      58.9              7,425,469      60.3
  ESP equipment depreciation              1,368,119       8.6                925,630       7.5
  Depreciation                              543,286       3.4                567,741       4.6
  Warranty repairs                          486,000       3.1                644,587       5.2
  Scrap                                     102,373        .7                137,502       1.1
                                        -----------     ------           -----------     ------
                                         11,826,236      74.7              9,700,929      78.7
                                        -----------     ------           -----------     ------

GROSS PROFIT                              4,008,498      25.3              2,623,205      21.3

OPERATING EXPENSES:
  Amortization                                8,805        .1                  7,045        .1
  Microbiology systems expense            3,973,918      25.1              5,375,688      43.6
  Research and development                1,559,579       9.9              1,130,909       9.2
  Distribution allocation                   411,698       2.6                463,532       3.8
  Finance                                   300,062       1.9                247,371       2.0
  Purchasing                                 65,324        .4                123,913       1.0
  Production planning                       212,103       1.3                102,446        .8
  General and administrative                462,325       2.9                431,648       3.5
  Warranty expense (Note 9)                 450,000       2.8                      -         -
  Impairment loss (Note 5)                2,700,000      17.1                      -         -
                                        -----------     ------           -----------     ------
                                         10,143,814      64.1              7,882,552      64.0
                                        -----------     ------           -----------     ------

NET INCOME (LOSS) BEFORE TAXES           (6,135,316)    (38.8)            (5,259,347)    (42.7)

INCOME TAX EXPENSE (BENEFIT)             (2,337,263)    (14.8)            (1,998,552)    (16.2)
                                        -----------     ------           -----------     ------

NET INCOME (LOSS)                       $(3,798,053)    (24.0)%          $(3,260,795)    (26.5)%
                                        ===========     ======           ===========     ======



   The accompanying notes are an integral part of the financial statements.

                   DIFCO MICROBIOLOGY SYSTEMS, INCORPORATED
              STATEMENT OF CHANGES IN EQUITY OF NET ASSETS SOLD




                                      Year ended December 31
                                      -----------------------
                                         1996         1997
                                     -----------  -----------
BALANCE - BEGINNING OF YEAR          $10,316,834  $ 8,490,243

NET LOSS FOR THE YEAR                 (3,798,053)  (3,260,795)

CAPITAL CONTRIBUTION FROM PARENT          63,790    5,087,386
                                     -----------  -----------
BALANCE - END OF YEAR                $ 6,582,571  $10,316,834
                                     ===========  ===========









  The accompanying notes are an integral part of the financial statements.

                   DIFCO MICROBIOLOGY SYSTEMS, INCORPORATED
                 STATEMENT OF CASH FLOWS FROM NET ASSETS SOLD




                                          Year ended December 31
                                          -------------------------
                                             1996          1997
                                          -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income (loss)                    $(3,798,053)  $(3,260,795)
     Adjustments to reconcile net
        loss to net cash used in
        activities:
           Depreciation and amortization    1,920,210    1,500,416
           Impairment loss                  2,700,000        ---

     Changes in assets and liabilities:
        (Increase) in accounts receivable    (409,299)      (7,272)
        (Increase) decrease in production
           inventory                        1,095,350     (835,938)

        (Increase) in other assets            (11,100)      (7,075)
        Increase in warranty reserve          450,000        ---
                                          -----------   -----------
          Net cash provided (used) in
              Operating activities          1,947,108   (2,610,664)
                                          -----------   -----------
CASH USED IN INVESTING ACTIVITIES-
     Purchase of fixed assets              (2,010,898)  (2,476,722)
                                          -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES-
     Cash (contributed to) received from
        Parent corporation                     63,790    5,087,386
                                          -----------   -----------
NET INCREASE (DECREASE)IN CASH AND
     CASH EQUIVALENTS                           ---          ---
                                          -----------   -----------
CASH AND CASH EQUIVALENTS:
     CASH - beginning of period                 ---          ---
                                          -----------   -----------
CASH - end of period                      $     ---     $    ---
                                          ===========   ===========




  The accompanying notes are an integral part of the financial statements.

                    DIFCO MICROBIOLOGY SYSTEMS, INCORPORATED
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996




        NOTE 1 - SALE OF NET ASSETS TO ACCUMED INTERNATIONAL INCORPORATED:

                 On March 3, 1997 the directors of Difco Microbiology Systems Incorporated (the Company) (a wholly owned subsidiary of Difco Laboratories, Inc. (Difco)) signed an Asset Purchase Agreement to sell its clinical ESP blood culture business to AccuMed International, Incorporated (AccuMed), a manufacturer of laboratory diagnostic equipment, for $6,000,000 in cash, of which $400,000 will be placed in escrow for one year to secure certain representations and warranties. The Company will retain the industrial ESP business. In connection with the sale, Difco signed a manufacturing agreement whereby it agrees to manufacture and supply to AccuMed, on a cost plus basis, bottle disposable products, dehydrated culture media and proprietary ingredients for a minimum two year period, as well as several licensing agreements.


        NOTE 2 - BASIS OF FINANCIAL STATEMENTS:

                 The financial statements being presented include the results of operations of the clinical ESP blood culture business as well as the net assets sold to AccuMed as described in the asset purchase agreement noted above.


                 The revenues and expenses of the clinical ESP business are recorded on the books and records of the Company, which is the sales and marketing entity for the ESP blood culture business. The net assets sold to AccuMed are recorded on the books and records of Difco, and another wholly owned subsidiary, Difco Laboratories, Inc. - Wisconsin. (Difco Wisconsin)


        NOTE 3 - ACCOUNTS RECEIVABLE:

                 Accounts receivable consist of all amounts due from domestic customers and are stated net of uncollectible amounts.


        NOTE 4 - INVENTORIES:

                 Inventories consist of ESP instruments, accessories, spare parts, and bottle disposable products and are stated at the lower of cost or market value. Cost is determined using the first in first out (FIFO) method.

                    DIFCO MICROBIOLOGY SYSTEMS, INCORPORATED
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED
                               DECEMBER 31, 1996


        NOTE 5 - PROPERTY AND EQUIPMENT:

                 Property and equipment consist of laboratory, production, quality assurance and control and office machinery and equipment, furniture and other personal property as listed in the purchase agreement and are carried at cost. Major improvements and replacements are charged to the property accounts while maintenance and repairs which do not improve or extend the life of the respective assets are expensed currently.

                 The Company assesses the recoverability of the excess cost over the fair value of equipment acquired by determining whether the amortization of the balance over its remaining life can be recovered through undiscounted future operating cash flows. On the basis of this assessment, an impairment of the ESP equipment was determined to have occured. An impairment loss of $2,700,000 was recorded in 1996 to write-down the ESP equipment to its fair value.


                 The fair value of the ESP equipment was determined as a result of the sale of such assets as of March 3, 1997. The calculation of the impairment loss, which was recorded as a direct reduction in the cost basis of the ESP equipment, is as follows:

                        Net book value of ESP equipment   $4,713,163
                        Fair value of ESP equipment        2,013,163
                                                          ----------

                        Impairment loss                   $2,700,000
                                                          ----------


        NOTE 6 - DEPRECIATION AND AMORTIZATION:

                 Depreciation is computed using accelerated methods for financial reporting purposes based on useful lives ranging from 5 to 10 years.

                 Patents and trademarks are being amortized on a straight line basis over their estimated useful lives.


        NOTE 7 - LIABILITES ASSUMED:

                 No liabilities as at December 31, 1996 were assumed by AccuMed. The only liabilities assumed represent obligations under ESP agreements to be performed after the closing date, certain payroll related liabilities and certain liabilities related to ongoing clinical trials.

        NOTE 8 - SALES:

                 Sales include amounts from both domestic and foreign customers and consist of sales of product, reagent rental revenue and income from warranty contracts. Export sales totaled $2,129,000 and $1,149,000 for 1996 and 1995, respectively.


        NOTE 9 - COSTS AND EXPENSES:

                 Purchases of bottle disposable products are from Difco-Wisconsin and are recorded net of intercompany profit. Purchases of ESP instruments, accessories, and other miscellaneous items are from outside parties. Warranty costs are estimated based on historical claims experience.
                 Operating expenses, with the exception of amortization and research and development costs, are allocated from Difco based on budgeted head counts, occupied space or other allocation factors. Research and development costs are actual costs incurred on ESP projects plus an allocation of R & D administration costs.

                    DIFCO MICROBIOLOGY SYSTEMS, INCORPORATED
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED
                               DECEMBER 31, 1996





       NOTE 10 - USE OF ESTIMATES:

                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

--------------------------------------------------------------------------------
                          ACCUMED INTERNATIONAL, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1996
                                  (UNAUDITED)


                                                      AccuMed           ESP Product
        ASSETS                                   International, Inc.       Line         Adjustments           Pro Forma
                                                ---------------------  -------------  --------------        --------------
Current Assets
  Cash and cash equivalents                         $  2,801,359                  -                          $  2,801,359
  Restricted cash                                        100,000                  -                               100,000
  Accounts receivable                                  2,143,596          2,241,371                             4,384,967
  Prepaid expenses and deposits                          217,198                  -                               217,198
  Production inventory                                 1,772,127          1,384,779                             3,156,906
                                                   --------------     --------------  --------------        --------------
        Total current assets                           7,034,280          3,626,150                -           10,660,430
                                                   --------------     --------------  --------------        --------------

Fixed assets, net                                      1,696,071          3,822,151        (582,571)  (1)       4,935,651
                                                   --------------     --------------  --------------        --------------

Notes receivable                                         214,273                  -                               214,273
Deferred financing costs                                       -                  -                                     -
Goodwill and intangible assets                         5,340,411                  -                             5,340,411
Other assets                                             194,507             34,270                               228,777
                                                   --------------     --------------  --------------        --------------

                                                    $ 14,479,542       $  7,482,571    $   (582,571)         $ 21,379,542
                                                   ==============     ==============  ==============        ==============

        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable                                  $  2,340,769                                             $  2,340,769
  Other current liabilities                              879,808                                                  879,808
  Deferred revenue                                       146,968                                                  146,968
  Notes payable                                          198,555                                                  198,555
  Capital lease obligation due within one year            89,810                                                   89,810
                                                   --------------     --------------  --------------        --------------
        Total current liabilities                      3,655,910                   -               -            3,655,910
                                                   --------------     --------------  --------------        --------------

Warranty reserves                                              -            900,000                               900,000
Long term debt                                           230,795                          6,000,000   (1)       6,230,795
Minority interest                                        456,841                                                  456,841
                                                   --------------     --------------  --------------        --------------
                                                         687,636            900,000       6,000,000             7,587,636
                                                   --------------     --------------  --------------        --------------
Stockholders' equity                                  10,135,996          6,582,571      (6,582,571)  (1)      10,135,996
                                                   --------------     --------------  --------------        --------------

                                                    $ 14,479,542       $  7,482,571    $   (582,571)         $ 21,379,542
                                                   ==============     ==============  ==============        ==============

                       See accompanying notes to the Pro Forma Condensed Consolidated Financial Statements.



                                     - 1 -
--------------------------------------------------------------------------------

                         ACCUMED INTERNATIONAL, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (UNAUDITED)

                                                  AccuMed                 ESP
                                             International, Inc.      Product Line         Adjustments               Pro Forma
                                            ---------------------    --------------       -------------           ---------------
Sales                                               6,222,449           15,834,734                                   $22,057,183
Less cost of sales                                 (3,991,430)         (11,826,236)                                  (15,817,666)
                                               ---------------       --------------        ------------           ---------------
  Gross profit (loss)                               2,231,019            4,008,498                   -                 6,239,517
                                               ---------------       --------------        ------------           ---------------

Operating expenses:
  General and administrative                        4,927,657            5,434,235                                    10,361,892
  Acquired Research and development                 5,957,927                    -                                     5,957,927
  Research and development                          3,110,426            1,559,579                                     4,670,005
  Sales and marketing                               2,464,668                    -                                     2,464,668
  Warranty expense                                          -              450,000                                       450,000
  Valuation reserve for fixed assets                        -            2,700,000                                     2,700,000
                                               ---------------       --------------        ------------           ---------------
    Total operating expenses                       16,460,678           10,143,814                   -                23,454,492
                                               ---------------       --------------        ------------           ---------------

Operating loss                                    (14,229,659)          (6,135,316)                  -               (20,364,975)
                                               ---------------       --------------        ------------           ---------------

Other income (expense):
  Interest income                                      50,604                    -                                        50,604
  Interest expense                                   (458,214)                   -            (720,000)  (2)          (1,178,214)
  Other income (expense)                            2,939,537                    -                                     2,939,537
  Minority interest                                   123,919                    -                                       123,919
                                               ---------------       --------------        ------------           ---------------
    Total other income (expense)                    2,655,846                    -            (720,000)                1,935,846
                                               ---------------       --------------        ------------           ---------------

Loss before income taxes                          (11,573,813)          (6,135,316)           (720,000)              (18,429,129)

Income tax (expense) benefit                                -            2,337,263          (2,337,263)  (3)                   -
                                               ---------------       --------------        ------------           ---------------

    Net loss                                    $ (11,573,813)        $ (3,798,053)         (3,057,263)            $ (18,429,129)
                                               ===============       ==============        ============           ===============

 Net loss per share                             $       (0.68)                                                     $       (1.09)
                                               ===============                                                    ===============

 Weighted average common shares outstanding        16,975,470                                                         16,975,470
                                               ===============                                                    ===============



See accompanying notes to the Pro Forma Condensed Consolidated Financial Statements.

                          ACCUMED INTERNATIONAL, INC.
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                  STATEMENTS

NOTE A - DESCRIPTION OF ACQUISITION

     On March 3, 1997, AccuMed International, Inc. (the "Company") acquired certain assets and assumed certain liabilities (the "ESP Product Line") of Difco Microbiology Systems, Inc. Pursuant to the terms of the agreement, the Company paid $6.0 million in cash in exchange for these net assets. The acquisition was funded by a $6.0 million bridge loan which was repaid on March 14, 1997 by proceeds received from the issuance of three year convertible notes bearing 12% interest.

     The acquisition was accounted for using the purchase method of accounting, with the purchase price allocated to the net assets acquired based on their estimated fair values. This treatment resulted in no excess purchase price over fair value of tangible assets acquired. The results of operations of the acquired net assets are included in the consolidated financial statements from the date of acquisition.

     The accompanying pro forma condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The pro forma condensed consolidated balance sheet as of December 31, 1996 is based on the historical balance sheets of the Company and the ESP Product Line as of that date and assumes the acquisition took place on that date. The pro forma condensed consolidated statements of operations for the year ended December 31, 1996 are based on the historical statements of operations of the Company and the ESP Product Line for that period assuming the acquisition took place on January 1, 1996.

     The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

     The accompanying pro forma condensed consolidated financial statements should be read in connection with the historical financial statements of the Company.

NOTE B - PRO FORMA ADJUSTMENTS

     The following adjustments are reflected in the Pro Forma Condensed Consolidated Financial Statements under the columns headed "Adjustments".

(1)  Purchase Price Allocation - Net Assets of ESP Product Line.

     To reflect the estimated allocation of the $6.0 million purchase price associated with the acquisition of the ESP Product Line from Difco Microbiology Systems, Incorporated. The purchase price was paid from the net proceeds of a bridge loan which was refinanced using three year notes. It has been reflected in the Pro Forma Condensed Consolidated Balance Sheet as long term debt. The allocation of the purchase price represents an estimate of the fair value of the assets acquired and liabilities assumed. This treatment resulted in no excess purchase price over fair value of tangible assets acquired. The allocation is subject to change and is not necessarily indicative of the ultimate purchase price allocation.


  Components of  Purchase Price:
        Cash from borrowing on Bridge Loan                       $  6,000,000

  Allocation of Purchase Price:
        Equity of ESP Product Line acquired at historical cost   $ (6,582,571)
        Reduction of Fixed Assets to fair value                       582,571
                                                                -------------

  Cost in excess of net assets acquired                          $          0
                                                                -------------

(2)  Interest Accrued on Loan to Finance Acquisition

     The funds used to acquire the ESP Product Line came from a bridge loan which was repaid on March 17, 1997 and replaced with three year convertible notes bearing interest at 12%. Interest expense of $720,000, based on the $6,000,000 purchase price at 12%, has been added to the Pro Forma Condensed Consolidated Statement of Operations, as the acquisition was assumed to have taken place on January 1, 1996.

(3)  Reduction of Tax Loss Benefit

     The tax benefit shown in the Pro Forma Condensed Consolidated Statement of Operations for the ESP Product Line has been eliminated as this benefit is not recoverable by the Company for the period presented.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ACCUMED INTERNATIONAL, INC.


     Dated:  January 7, 1998            By: /s/ LEONARD R. PRANGE

                                           ---------------------------
                                        Leonard R. Prange
                                        Chief Financial Officer
                                        and Chief Operating Officer
































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



                                EXHIBIT INDEX


               No.   Exhibit
               ---   -------

               23.1  Consent of Perrin, Fordree & Company, P. C.

























                                       6